UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

(Amendment No. 1)

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 24, 2011

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Tessera Technologies, Inc.

(Exact name of Registrant as Specified in its Charter)

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Delaware	000-50460	16-1620029
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3025 Orchard Parkway San Jose, California 95134 (Address of Principal Executive Offices)
(408) 321-6000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Tessera Technologies, Inc. ("Tessera") is filing this Amendment No. 1 to its Current Report on Form 8-K filed with the Securities and Exchange Commission on May 25, 2011, for the sole purpose of disclosing Tessera's decision as to the frequency with which it will include a shareholder advisory vote on executive compensation in future annual meeting proxy materials.

Item 5.07. Submission of Matters to a Vote of Security Holders.

As previously reported, at Tessera's 2011 Annual Meeting of Stockholders held on May 24, 2011, a majority of the shares cast voted, on an advisory basis, in favor of conducting advisory votes on executive compensation every year. After consideration of the stockholder voting results, Tessera's Board of Directors has determined that Tessera will include a shareholder advisory vote on executive compensation in its proxy materials every year until the next advisory vote on the frequency of future advisory votes on executive compensation. The next advisory vote on the frequency of future advisory votes on executive compensation will occur no later than 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2011

TESSERA TECHNOLOGIES, INC.

By:	/s/ Bernard J. Cassidy

Name:	Bernard J. Cassidy
Title:	Executive Vice President, General Counsel and Secretary